UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 28, 2014

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2.02 Results of Operations and Financial Condition

On July 28, 2014, Advent Software, Inc. (the “Company”) announced its results of operations for the second quarter ended June 30, 2014. A copy of the Company’s press release announcing such results dated July 28, 2014 is attached hereto as Exhibit 99.1. This Current Report on Form 8-K and the attached exhibits are furnished to, but not filed with, the U.S. Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
99.1	Press release announcing results of operations dated July 28, 2014
99.2	Second quarter 2014 earnings highlights dated July 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated:  July 28, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release announcing results of operations dated July 28, 2014
99.2	Second quarter 2014 earnings highlights dated July 28, 2014